UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 24, 2012

VOLT INFORMATION SCIENCES, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	001-9232	13-5658129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1065 Avenue of the Americas, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

(212) 704-2400
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in a Current Report on Form 8-K dated February 27, 2012, the employment of Jack Egan, then Senior Vice President-Global Planning and Budgeting, terminated on February 22, 2012, after 32 years of employment in executive capacities with Volt Information Sciences, Inc. (the “Company”). In connection with that termination, on May 24, 2012, the Company entered into a Severance Agreement and General Release (the “Severance Agreement and General Release”) with Mr. Egan.  Under the Severance Agreement and General Release, Mr. Egan will receive $334,600 (12 months of base salary) and will also receive through August 22, 2012 certain group health benefits.

The foregoing discussion of the Severance Agreement and General Release is qualified in its entirety by reference to the full text thereof, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and which is incorporated by reference.

As previously disclosed in a Current Report on Form 8-K dated May 16, 2012, Howard B. Weinreich retired as Senior Vice President, General Counsel and Assistant Secretary, effective May 11, 2012, after 31 years of employment in executive capacities with the Company.  On May 29, 2012, the Company and Mr. Weinreich entered into a retirement agreement (the “Retirement Agreement”) and a consulting agreement (the “Consulting Agreement”).  Under the Retirement Agreement, Mr. Weinreich will receive $344,160 (12 months of base salary).

      Under the Consulting Agreement, Mr. Weinreich will serve as a consultant to the Company for the two-month period beginning on May 14, 2012.  In consideration for the consulting services to be provided by Mr. Weinreich, the Company will pay Mr. Weinreich $28,680 per month during the term of the Consulting Agreement and will reimburse Mr. Weinreich reasonable expenses incurred in connection with the consulting services provided.

The foregoing discussion of each of the Retirement Agreement and the Consulting Agreement is qualified in its entirety by reference to the full text thereof, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.2 and 10.3, respectively, and which are incorporated by reference.

 Item 9.01.           Financial Statements and Exhibits.

(d)        Exhibits:

10.1           Severance Agreement and General Release, dated May 24, 2012.

10.2           Retirement Agreement, dated May 29, 2012.

10.3           Consulting Agreement, dated May 29, 2012.

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLT INFORMATION SCIENCES, INC.

Date:	May 31, 2012	By:	/s/ James Whitney Mayhew
James Whitney Mayhew, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

10.1	Severance Agreement and General Release, dated May 24, 2012.

10.2	Retirement Agreement, dated May 29, 2012.

10.3	Consulting Agreement, dated May 29, 2012.